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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported)        March 20, 1995


                       BARRETT BUSINESS SERVICES, INC.
           (Exact name of registrant as specified in its charter)



   Maryland                      0-21886               52-0812977
(State or other jurisdiction  (Commission File    (IRS Employer
 of incorporation)             Number)             Identification No.)



  4724 S.W. Macadam Avenue, Portland, Oregon                  97201
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (503)  220-0988



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Item 5.   Other Events.

     On March 20, 1995, Barrett Business Services, Inc. (the "Company") reported that it had obtained self-insured employer status for workers' compensation purposes in the state of California.

     The Company also reported that an employee had recently sustained a serious work-related injury, which pursuant to Barrett's self-insured workers' compensation arrangements will result in a pre-tax charge of $350,000 for workers' compensation expense in the first quarter of 1995.

     Accompanying this report as Exhibit 99 is a copy of the news release, dated March 20, 1995 in which Barrett Business Services, Inc. reported the foregoing events.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits
                    Exhibit 99 News Release of Barrett Business Services, Inc. dated March 20, 1995.

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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED:    March 23, 1995      Barrett Business Services, Inc.


                              By:  /s/ Michael D. Mulholland
                                   Michael D. Mulholland
                                   Vice President-Finance

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                                EXHIBIT INDEX

Exhibit

99             News Release of Barrett Business
               Services, Inc. dated March 20, 1995

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